UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 13, 2007

Calamos Asset Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2020 Calamos Court
Naperville, Illinois		60563
(Address of Principal Executive Offices)		(Zip Code)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On July 13, 2007, Calamos Holdings LLC (“CHLLC”), a subsidiary of Calamos Asset Management, Inc. (“Corporation”), entered into a Note Purchase Agreement (“Note Purchase Agreement”) with various institutional investors (“Purchasers”). In a private placement transaction, CHLLC issued $375 million aggregate principal amount of senior unsecured notes to the Purchasers, in three tranches: $197 million aggregate principal amount of CHLLC’s 6.33% senior unsecured notes, Series A, due July 15, 2014; $85 million aggregate principal amount of CHLLC’s 6.52% senior unsecured notes, Series B, due July 15, 2017; and $93 million aggregate principal amount of CHLLC’s 6.67% senior unsecured notes, Series C, due July 15, 2019 (collectively the “Notes”). CHLLC has the ability to prepay the Notes under certain circumstances, including the payment of a Make Whole Amount (as defined in the Note Purchase Agreement). Upon a “change of control” of CHLLC (as defined in the Note Purchase Agreement), CHLLC will offer to prepay the Notes at 100% of the principal amount of such Notes. In addition, for a long as any of the Notes are outstanding, CHLLC will be subject to certain financial covenants, including a consolidated net worth minimum and a minimum consolidated total debt leverage ratio. Such terms are detailed in the Note Purchase Agreement. Events of default under the Note Purchase Agreement include, but are not limited to (1) the failure to pay principal or interest when due, (2) material breach of any representation or warranty, (3) covenant defaults, (4) cross-defaults to other indebtedness in excess of an agreed amount, (5) events of bankruptcy, (6) monetary judgment defaults, and (7) customary ERISA defaults.
     This summary of the Note Purchase Agreement is qualified in its entirety by reference to the full text of the Note Purchase Agreement, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     As described under Item 1.01 of this Form 8-K, on July 13, 2007 CHLLC entered into the Note Purchase Agreement.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
4.1	Note Purchase Agreement, dated as of July 13, 2007, by and among Calamos Holdings LLC and various institutional investors.

99.1	Press release issued by the Corporation on July 16, 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.
Date: July 17, 2007	By:	/s/ James S. Hamman, Jr.
James S. Hamman, Jr.
Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit Number	Description
4.1	Note Purchase Agreement, dated as of July 13, 2007, between Calamos Holdings LLC and various institutional investors.

99.1	Press release dated July 16, 2007 issued by the Corporation announcing the completion CHLLC’s $375 million private debt offering.